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                                                                      EXHIBIT 21

                       UNITED STATES SURGICAL CORPORATION

                             FORM 10-K ANNUAL REPORT
                      For the Year Ended December 31, 1996

                           SUBSIDIARIES OF REGISTRANT

                                                                   JURISDICTION
NAME                                                             OF INCORPORATION
--------------------------------------------------------------------------------
ARR, Inc ........................................................    Delaware
ASE Continuing Education Center S A .............................    France
ASE Partners S A ................................................    France
Auto Suture Austria GmbH ........................................    Austria
Auto Suture Belgium B V .........................................    Holland
Auto Suture Company, Australia ..................................    Connecticut
Auto Suture Company, Canada .....................................    Connecticut
Auto Suture Company, Netherlands ................................    Connecticut
Auto Suture Company, U K ........................................    Connecticut
Auto Suture Deutschland GmbH ....................................    Germany
Auto Suture Eastern Europe, Inc .................................    Delaware
Auto Suture Espana, S A .........................................    Spain
Auto Suture Europe Holdings, Inc ................................    Connecticut
Auto Suture Europe, S A .........................................    France
Auto Suture France, S A .........................................    France
Auto Suture European Services Center, S A .......................    France
Auto Suture International, Inc ..................................    Connecticut
Auto Suture Italia, S p A .......................................    Italy
Auto Suture Japan, Inc ..........................................    Japan
Auto Suture Norden Co ...........................................    Connecticut
Auto Suture Poland, Limited Liability Company ...................    Poland
Auto Suture Puerto Rico, Inc ....................................    Connecticut
Auto Suture Russia, Inc .........................................    Delaware
Auto Suture (Schweiz) AG ........................................    Switzerland
Auto Suture Surgical Instruments ................................    Russia
Surgical Dynamics, Inc ..........................................    Delaware
Surgical Dynamics, Europe, S A ..................................    France
Surgical Dynamics, Japan KK .....................................    Japan
USSC AG .........................................................    Switzerland
USSC (Deutschland) GmbH .........................................    Germany
USSC Financial Services, Inc ....................................    Connecticut
USSC FSC Inc ....................................................    Barbados
USSC Medical GmbH ...............................................    Germany
USSC Puerto Rico, Inc ...........................................    New York

                    None of the registrant's subsidiaries does business under any name other than its corporate name.